UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	February 1, 2006
LaCROSSE FOOTWEAR, INC.
(Exact name of registrant as specified in its charter)

Wisconsin	0-23800	39-1446816
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)
18550 NE Riverside Parkway, Portland, Oregon 97230
(Address of principal executive offices, including zip code)
(503) 776-1010
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or By-Laws; Change in Fiscal Year.
On February 1, 2006, LaCrosse Footwear, Inc. (the “Company”) amended Section 3.1 of its Amended and Restated By-Laws in its entirety pursuant to a resolution of the Company’s Board of Directors. The amendment became effective upon adoption. The amendment sets the number of directors of the corporation at seven (7), divided into three classes of two (2), two (2) and three (3) directors, respectively.
A copy of the amendment is attached as Exhibit 3.1 to this report and is incorporated herein. The foregoing description of the amendment does not purport to be complete and is qualified in its entirety by reference to such exhibit.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
(d)   Exhibits.

Exhibit No.	Description
3.1	Amendment to Amended and Restated By-Laws of LaCrosse Footwear, Inc., adopted February 1, 2006

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned thereunto duly authorized.

LaCROSSE FOOTWEAR, INC.
Dated: February 6, 2006	By:	/s/ David P. Carlson
David P. Carlson
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Amendment to Amended and Restated By-Laws of LaCrosse Footwear, Inc., adopted February 1, 2006